Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of NOVAGOLD Resources Inc. (the “Company”) on Form 10-K for the year ended November 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David A. Ottewell, Chief Financial Officer of the Company, certify that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 23, 2019	By:	/s/ David A. Ottewell
David A. Ottewell
Chief Financial Officer